EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Pall Corporation (the “Company”) on Form 10-Q for the quarterly period ending April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marcus Wilson, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

          (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 9, 2005

/s/	MARCUS WILSON
Marcus Wilson
Chief Financial Officer